UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

(Exact name of registrant as specified in charter)

Ohio	001-11302	34-6542451
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306
(Address of principal executive offices)		(Zip Code)

(216) 689-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 1, 2016, First Niagara Financial Group, Inc. (“First Niagara”) merged with and into KeyCorp, with KeyCorp as the surviving entity (the “Merger”), as previously disclosed in the Current Report on Form 8-K filed by KeyCorp on August 1, 2016, as amended on August 16, 2016 (as amended, the “Previous Form 8-K”). KeyCorp is filing this Current Report on Form 8-K solely for the purpose of updating the financial statements and pro forma financial information originally included in the Previous Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The unaudited consolidated financial statements of First Niagara as of June 30, 2016 and December 31, 2015 and for the six months ended June 30, 2016 and 2015, as well as the accompanying notes thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as if it occurred on January 1, 2016, is filed as Exhibit 99.2 attached hereto.

(d)    Exhibits

99.1	Unaudited consolidated financial statements of First Niagara as of and for the six months ended June 30, 2016 and 2015.

99.2	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as if it occurred on January 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP
(Registrant)

Date: February 28, 2017	/s/ Donald R. Kimble
By: Donald R. Kimble
Chief Financial Officer